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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 14, 2003


                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-15291                                           36-3312434
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 (Commission File Number)                  (IRS Employer Identification Number)



   2355 South Arlington Heights Road,
 Suite 400, Arlington Heights, Illinois                               60005
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(Address of principal executive offices)                            (Zip Code)

        Registrant's Telephone Number, Including Area Code (847) 228-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated August 14, 2003 Announcing Second Quarter Results.

ITEM 12. OTHER EVENTS.

         On August 14, 2003, Arlington Hospitality, Inc. (the "Company") issued a press release announcing its financial results for the three and six months ending June 30, 2003. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Report. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 15, 2003

                                           Arlington Hospitality, Inc.
                                           (Registrant)

                                           By:    /s/ James B. Dale
                                                --------------------------------
                                                James B. Dale
                                                Senior Vice President and
                                                Chief Financial Officer